Exhibit 99.1

1 INVESTOR PRESENTATIONDecember2022

2 WARNING REGARDING FORWARD-LOOKING STATEMENTS AND DISCLAIMERSThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995and other securities laws. Our forward-looking statements reflect our current views, intents and expectations with respect to, among other things, our operations and financial performance. Our forward-looking statements can be identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “will,” “may,” “estimate,” “anticipate” and derivatives or negatives of such words or similar words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there may be factors that could cause actual outcomes or results to differ materially from those stated or implied in these statements. We believe these factors include, but are not limited to the following: a) the long term impact of the COVID-19 pandemic on our clients’ businesses; b) substantially all of our revenues are derived from services to a limited number of clients; c) our revenues may be highly variable; d) risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; e) changing market conditions, practices and trends may adversely impact our clients and the fees we receive from them; f) potential terminations of our management agreements with our clients; g)increases in market interest rates may significantly reduce our revenues or impede our growth; h)our ability to expand our business depends upon the growth and performance of our clients and our ability to obtain or createnew clients for our business and is often dependent upon circumstances beyond our control; i) the ability of our clients to operate their businesses profitably and to grow and increase their market capitalizations and total shareholder returns; j) litigation risks; k) risks related to acquisitions, dispositions and other activities by or among our clients; l) allegations, even if untrue, of any conflicts of interest arising from our management activities; m) our ability to retain the services of our managing directors and other key personnel; and n) our and our clients’ risks associated with our and their costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies. We have based our forward-looking statements on our current expectations about future events that we believe may affect our business, financial condition and results of operations. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, our forward-looking statements should not be relied on as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected or implied in our forward-looking statements. The matters discussed in this warning should not be construed as exhaustive and should be read in conjunction with RMR’s filings with the Securities and Exchange Commission, or theSEC, including RMR’s Form 10-K filed on November 14, 2022, especially the sections entitled “Risk Factors” and “Warning Concerning Forward-Looking Statements”, for other reasons why ourforward-looking statements may not occur. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. This presentation also includes non-GAAP financial measures. You can find our presentations of the most directly comparable GAAP measures and our reconciliations in the appendix. This presentation contains certain annualized financial information, which is calculated using certain assumptions and estimates based on currently available information, and is not necessarily representative of what actual results would be for the period.

3 RMR IS A DYNAMIC ALTERNATIVE ASSET MANAGER•Over 35 years of experience with buying, selling, financing and operating CRE.•Vertically integrated, nationwide operator of CRE across most real estate sectors.•Scalable platform and a deep bench of experienced management. The RMR Group (Nasdaq: RMR) is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR is headquartered in Newton, MA and was founded in 1986. AUM2,100PROPERTIES600PROFESSIONALSOver30REAL ESTATEOFFICES3 Note: All information throughout this presentation is as of September30, 2022, except as noted.$37BMore ThanOver

INVESTMENT HIGHLIGHTS

1. **Stable revenue base** with approximately 75% of RMR service revenues generated from 20-year evergreen contracts **with fixed base management fees**.

2. Significant potential **upside to base and incentive fee revenues** as underlying share prices recover, and we believe there is **limited downside** to these revenues given the underlying capital structures of our clients.

3. With almost $190 million of cash and no debt, we believe we have strong capacity to pursue a range of capital allocation strategies, with a focus on the **growth of our private capital business**.



4

THE RMR GROUP

5 CLIENTS440 First Street, NW, Washington, DC

6 $1.3 B$3.9 B$0.0 B$1.0 B$2.0 B$3.0 B$4.0 BSeptember 30, 2021September 30, 2022Managed Private Real Estate Capital ($B)RMR CLIENT SUMMARY Assets Under Management (AUM)Annualized Management and Advisory Services Revenues(1)Managed Public Real Estate Capital$30.9B$152.5 MManaged Private Real Estate Capital3.9B21.0MManaged Operating Companies2.5B33.4MTotal atSeptember30, 2022$37.3 B$206.9 M1.Amounts represent actual results for the three months ended September 30, 2022 annualized.

MANAGED PUBLIC REAL ESTATE CAPITAL & MANAGED OPERATING COMPANIES

SERVICE PROPERTIES TRUST	Nasdaq: SVC	Owns 242 hotels and 769 retail service-focused net lease properties.	$11.3 billion AUM
DIVERSIFIED HEALTHCARE TRUST	Nasdaq: DHC	Owns 379 medical office and life science properties, senior living communities and wellness centers.	$7.3 billion AUM
OFFICE PROPERTIES INCOME TRUST	Nasdaq: OPI	Owns 162 office properties primarily leased to single tenants, including the government.	$5.9 billion AUM
INDUSTRIAL LOGISTICS PROPERTIES TRUST	Nasdaq: ILPT	Owns 413 industrial and logistics properties.	$5.7 billion AUM
SEVEN HILLS REALTY TRUST	Nasdaq: SEVN	Originates and invests in first mortgage loans secured by middle market and transitional CRE.	$705 million AUM
Managed Public Real Estate Capital			$30.9B AUM
TA TravelCenters of America	Nasdaq: TA	Operates or franchises 284 travel centers, standalone truck service facilities and standalone restaurants primarily along the U.S. interstate highway system.	$1.8 billion AUM
Alerislife	Nasdaq: ALR	Owns and operates or manages 140 senior living communities within the U.S, while also offering lifestyle services to the younger "choice-based" consumer.	$293 million AUM
SONESTA	Private	Owns, manages and franchises more than 1,100 locations totaling approximately 100,000 guest rooms and a diversified portfolio of 16 brands across multiple markets.	$427 million AUM
Managed Operating Companies			$2.5B AUM

7

THE RMR GROUP

RMR'S SIGNIFICANT CONTRACTUAL RELATIONSHIPS

($ in 000s)	Client	Quarter Ended September 30, 2022				Contractual Relationship[2]
		Base Business Mgmt. Fees	Base Property Mgmt. Fees	Construction Supervision Fees	Total[1]	
MANAGED EQUITY REITS	SERVICE PROPERTIES TRUST	$8,453	$974	$653	**$10,080**	RMR earns fees pursuant to Business Management and Property Management Agreements that renew each year for successive 20 year terms. • Base business management revenues principally consist of monthly fees generally based on 50 bps per annum multiplied by the lower of: (1) the historical cost of real estate; or (2) average market capitalization. • Base property management revenues principally consist of monthly fees based on 3.0% of gross rents collected at managed properties. • Construction supervision revenues consist of fees up to 5.0% of the cost of certain construction activities undertaken at the properties. • Incentive fees are equal to 12% of total shareholder returns in excess of benchmark index total returns per share, subject to caps. Total shareholder returns must be positive.
	DIVERSIFIED HEALTHCARE TRUST	3,917	1,349	1,340	**6,606**	
	OFFICE PROPERTIES INCOME TRUST	4,038	3,836	2,608	**10,482**	
	INDUSTRIAL LOGISTICS PROPERTIES TRUST	6,538	2,977	294	**9,809**	
MANAGED OPERATING COMPANIES	TA TravelCenters of America	4,427	-	-	**4,427**	Consists of monthly fees based on 60 bps per annum multiplied by revenues (as defined in the applicable agreement).
	AlerisLife	1,298	-	-	**1,298**	
	SONESTA	2,625	-	9	**2,634**	

If our clients were entitled and elected to terminate our management agreements, gross potential termination fees could represent as much as $1.8 billion in cash payments.

1. Past fees are not an indication of future fees.
2. For additional information regarding the fee provisions in these management agreements, please see our Annual Report on Form 10-K for the fiscal year ended September 30, 2022.

8

THE RMR GROUP

9 RMR PLATFORM1224 Hammond Drive, Atlanta, GA

RMR BENEFITS FROM BOTH A DEEP BENCH OF EXPERIENCED SENIOR MANAGEMENT AND A SCALABLE PLATFORM

EXECUTIVE OPERATING COMMITTEE



Adam Portnoy
President & Chief Executive Officer



Matt Jordan
Executive Vice President, Chief Financial Officer & Treasurer



Jennifer Clark
Executive Vice President, General Counsel & Secretary



Jennifer Francis
Executive Vice President



John Murray
Executive Vice President



Jonathan Pertchik
Executive Vice President

SENIOR VICE PRESIDENTS



Jacquelyn Anderson
Senior Vice President



Christopher Bilotto
Senior Vice President



Timothy Bonang
Senior Vice President



Matthew Brown
Senior Vice President



Dave Campoli
Senior Vice President



Gregory Carey
Senior Vice President



Peter Crage
Senior Vice President



Brian Donley
Senior Vice President



Yael Duffy
Senior Vice President



Andrew Fay
Senior Vice President



Todd Hargreaves
Senior Vice President



Jeffrey Leer
Senior Vice President



Thomas Lorenzini
Senior Vice President



Richard Siedel
Senior Vice President



Mark Young
Senior Vice President

RMR SHARED SERVICES

- Accounting
- Acquisitions/Dispositions
- Administration
- Asset Management
- Building Operations
- Compliance/Internal Audit
- Credit Analysis
- Development
- Engineering
- Finance
- Financial Planning
- Human Resources
- Information Services
- Investor Relations
- Leasing
- Legal
- Marketing
- Market Research
- Risk Management
- Tax

THE RMR GROUP

10

11 NATIONAL VERTICALLY INTEGRATED OPERATING PLATFORM IS A DIFFERENTIATOR AND COMPETITIVE ADVANTAGERMR corporate headquartersRMR offices Ontario, CANPuerto Rico

12 DIVERSITY OF DIRECT REAL ESTATE STRATEGIES HELPS WEATHER DIFFERENT REAL ESTATE CYCLESNote: Based on AUM as of September 30, 2022and excludes $2.5 billion of AUM from the Managed Operating Companies. See “Definitions and Additional Notes” in Appendix. 21%18%15%24%9%6%6%1%21%18%15%24%9%6%24%6%1% 23%19%18%15%14%6%3%2%

RMR'S COMPREHENSIVE APPROACH TO REAL ESTATE

Exceptional Value Creation

Executing Passionately

- Engrained culture- "Like we own it."
- Sophisticated in-house engineering.
- Best in class responsiveness.
- Agile, accountable, & entrepreneurial.

Maximizing Results

- Accretive capital deployment.
- Market leading leasing execution.
- Economies of scale optimize performance.
- Comprehensive capex guidance.
- Value additive internal construction & development.

Industry-Leading Sustainability & Data Analytics Platform

Focusing on Sustainability

- Zero emissions promise.
- Advanced energy automation & analytics.
- Green building leadership (Green Leasing, Energy Star, LEED, BOMA).
- Proactive environmental risk mitigation programs.

Data Driven Decision Making

- Proprietary property insights platform.
- Early adopters of property technology.
- Pricing & concessions intelligence.
- Geo1 predictive meteorology & emergency response mobilization.
- Resilient cyber-security platform.

Vertically Integrated Organization

Leveraging Depth of Capabilities Across Sectors

- Scale driven human capital efficiencies.
- National network of local market leaders.
- Significant investments in continuing education & apprentice programs.
- Leadership in industry groups and trade associations.

INNOVATIVE THINKING DRIVING LONG TERM PERFORMANCE

Investments to enhance tenant experience

Sustainability partnership with tenants

Building optimization through proprietary technology

13

A WINNING TRADITION

Domestic Scale Across U.S. Sectors[1]

#3 in **Retail** Real Estate Ownership

#6 in **Hotel** Real Estate Ownership

#4 in **Senior Living** Real Estate Ownership

#8 in **Industrial** Real Estate Ownership

#13 in **Office** Real Estate Ownership

#3 **Truck Stop** Operator

#6 **Hotel** Operator

#7 **Senior Living** Operator [2]

RMR Recognition

FORTUNE 100 FASTEST-GROWING COMPANIES 2019

20% BY 2020 WOMEN ON BOARDS

The Boston Globe TOP PLACES TO WORK 2022

2021 MIDDLE MARKET LEADERS

Fortune Magazine's Fastest Growing Companies ranked 75th 2019

Women on Boards; Winning Organization 2020

Ranked Boston Globe's Top Places to Work 2020, 2021, 2022

Boston Business Journal; Middle Market Companies 2021

1. Real estate ownership rankings for Retail, Hotel, Industrial, Office and Travel Centers utilize property count rankings generated from Real Capital Analytics, as of September 30, 2022. Senior Living Real Estate Ownership and Senior Living Operator rankings are sourced from the 2021 ASHA 50 annual publication as of September 21, 2021. Hotel Operator rankings sourced from STR Inc as of September 30, 2021.
2. AlerisLife Inc., formerly Five Star Senior Living Inc., was ranked 4th in the 2025 Argentum 50 annual publication. However, adjusting the ranking for units that transitioned to other operators in 2021, AlerisLife Inc. would have ranked 7th.

14

THE RMR GROUP

DEMONSTRATED COMMITMENT TO ESG

ENVIRONMENTAL

Zero Emissions Promise

***by 2050 for all RMR managed properties**, committed to aligning with science-based targets.*

RMR ENERGY STAR

Partner of the Year

Sustained Excellence (awarded in 2022)

OPI ENERGY STAR

Partner of the Year

Sustained Excellence (awarded in 2022)

GREEN BUILDING CERTIFICATIONS

56

***LEED** certified properties*

U.S. GREEN BUILDING COUNCIL

LEED PLATINUM

USGBC

60

***BOMA 360** designated properties*

BOMA 360

PERFORMANCE PROGRAM

70

***ENERGY STAR.** certified properties*

ENERGY STAR AWARD 2021

PARTNER OF THE YEAR

Sustained Excellence

RMR Ranks 2nd Nationwide for 2021 BOMA 360 Designations

SOCIAL

HIRING

Diversity, Equity & Inclusion

Introduced and completed three cycles of Accelerated Women in Leadership Program (AWLP).

Next Generation Executive Program

Sponsoring three rising leaders participation in NGE, a group preparing promising multi-cultural leaders for leadership.

Women in Engineering

Empowering women to join our National and Regional Engineering teams.

EMPLOYEE GROWTH

Promoting continued education through

Tuition Assistance

of $20,000 per employee annually to expand industry knowledge and skill sets.

IREM CPM Credentialing

In 2021 launched a partnership with IREM that enables members of RMR's Real Estate Services staff to obtain CPM designations.

Live Well

Supporting employees in improving their health and well-being by hosting monthly webinars and bi-monthly competitions.

INDUSTRY RECOGNITION

OPI and ILPT named

"Fastest Growing Middle Market Company in Massachusetts"

by Boston Business Journal in 2021.

OPI and DHC awarded

Gold-level Green Lease Leader

recognition for environmentally-friendly lease form.

RMR and OPI named

ENERGY STAR. Partner of the Year

by U.S. EPA and U.S. Department of Energy.

RMR named

"2022 Top Places to Work" for the third year in a row

by The Boston Globe.

RMR named

***"Best Place to Work"** in 2021*

by GlobeSt. Real Estate Forum.

RMR's second

IREM Award for

Corporate Excellence award for the company's commitment to the profession, extraordinary achievements and community impact.

15

THE RMR GROUP

16 VALUE PROPOSITIONSonesta Resort Hilton Head Island

17 $1.1M or ~4% $3.4M or ~8% $2.0M or ~5% $4.2M or ~11% - 5 10 15 20 25 30 35 40 45 50DHCOPIILPTSVCMillions ($)Annualized Management Fees Property Mgmt Fees Construction Mgmt Fees Base Mgmt Fees - Debt (E.V.) Base Mgmt Fees - Equity (E.V.)LIMITED MANAGEMENT FEE DOWNSIDE FROM CURRENT REIT STOCK PRICE LEVELS •All Managed Equity REITs currently pay base business management fees on an enterprise value, or E.V., basis.•Base business management fees derived from the equity component of the E.V. for the Managed Equity REITs currently total approximately $11M, or just 5.2% of RMR’s total annualized revenues.(1)(2)•At current REIT share price levels, we believe there is limited fee downside to RMR as illustrated below.•As REIT share price improvements occur, any revenue growth seen primarily in base management fees is largely accretive to EBITDA.1.Amounts represent actual results for the three months ended September30, 2022 annualized.2.Calculations assume that consolidated indebtedness of the clients remainsunchanged. (1)(2)

18 $22$24$26$28$30$32$34$36$38$40 Maximum Base Business Management Fee Actual Base Business Management Fee Actions underway at the Managed Equity REITs to improve share prices include, but are not limited to:•Improving the balance sheets at SVC, DHC and ILPT.•SVC has executed on $532 million of dispositions while enhancing its balance sheet.•Maintaining Office REIT industry outperformance by continued delivery of strong leasing results and strategically pursuing capital recycling opportunities at OPI.•Capture the upside driven by the ongoing recovery of senior living fundamentals through significant investment within DHC’s senior living portfolio.1.Difference between Maximum Base Business Management Fee and Actual Base Business Management Fee for the Managed Equity REITs.See “Definitions and Additional Notes” in Appendix. 2.Annualized revenue opportunity represents actual results for the quarter ended September 30, 2022 annualized.STRONG ALIGNMENT OF INTEREST BETWEEN RMR AND THE MANAGED EQUITY REITS(1) AnnualizedRevenueOpportunity$60M(2) $3M $3M $2M $1M $2M $1M $1M $2M $2M $2M $3M $2M $5M $7M $9M $9M $14M $14M $10M $9M $11M $14M $11M $11M $11M $11M $12M $15M

19 GROWTH IN RMR’S CONSTRUCTION MANAGEMENT FEES $98$138$168$195$431$4.9$6.9$8.4$9.2$19.4$0$5$10$15$20$25$30$0$50$100$150$200$250$300$350$400$450$50020182019202020212022Construction Management Fees(Millions) Total RMR Managed Capital Spend(Millions) RMR Managed Capital Spend Total RMR Construction Management Fees •In recent quarters, RMR has made significant investments in its in-house construction management capabilities.•We are projecting a 121% increase in RMR managed capital spend in calendar year 2022 compared to the prior year.•As a result of our business arrangements with the Managed Equity REITs, construction management revenues are expected to increase 111% year-over-year.Forecast

20 $92M$100M$107M$120M$108M$91M$93M$106M55%57%57%59%57%50%51%51%0%10%20%30%40%50%60%$0$20$40$60$80$100$120$140 Millions Adjusted EBITDA Adjusted EBITDA MarginRMR’S ADJUSTED EBITDA MARGIN REFLECTS ITS DEMONSTRATED OPERATING LEVERAGE1.Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. The GAAP financial measure that is most directly comparable to Adjusted EBITDA is net income, while the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is Net Income Margin, which represents NetIncome divided by total management and advisory services revenues. See Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable financial measure calculated in accordance with GAAP as well as calculations of Net Income Margin and Adjusted EBITDA Margin. Adjusted EBITDA and Adjusted EBITDA Margin(1) (Based on Recurring Revenue Only , Excludes Incentive Fees)

STRONG BALANCE SHEET & WELL COVERED DIVIDEND

Summary Balance Sheet

($ in 000s)		As of September 30, 2022
Cash and cash equivalents	$	189,088
Other assets		353,317
Total assets	$	542,405
Total debt		--
Total liabilities		172,666
Total equity		369,739
Total liabilities and equity	$	542,405

Dividend Payout

($ in 000s)		Fiscal Q4 2022
Adjusted EBITDA[(1)]	$	29,504
Less: Tax distributions to members[(2)]		(8,312)
Distributable Earnings[(1)]	$	21,192
Common share distributions	$	11,400

- Adjusted EBITDA for fiscal year 2022 was in excess of $105M and a resulting Adjusted EBITDA Margin of over 50%.
- RMR can potentially earn incentive fees from the Managed Equity REITs, which garner approximately 100% margin flow through. Between calendar 2015 and 2021, RMR averaged over $55 million per year in incentive fees.
- RMR has no debt.
- RMR has flexibility to use debt and/or equity to finance expansion, including possible acquisitions and/or seeding new ventures.

1. Adjusted EBITDA and Distributable Earnings are non-GAAP financial measures. See Appendix for a reconciliation of these financial measures to the most directly comparable financial measures calculated in accordance with GAAP.
2. Under the RMR LLC operating agreement, RMR LLC is required to make quarterly pro rata cash distributions to The RMR Group Inc. and its noncontrolling interest based on each's estimated tax liabilities and respective ownership percentages. For the three months ended September 30, 2022, RMR LLC made required quarterly tax distributions totaling $8.3M, of which $4.4M was distributed to The RMR Group Inc. and $3.9M was distributed to its noncontrolling interest, based on each membership unit holder's respective ownership percentage.

21

THE RMR GROUP

POTENTIAL FOR ROBUST GROWTH OPPORTUNITIES LEVERAGING THE RMR PLATFORM TO DRIVE SHAREHOLDER VALUE

GROWTH WITHIN MANAGED REITS

- Diverse client platform allows RMR to benefit from its Managed REITs capitalizing on strategic opportunities and weathering real estate cycles.
- Gross acquisition volume of approximately $12 billion for our clients since our public listing.
- Building scale at SEVN, our commercial lending platform.
- Increases in Managed Equity REITs' share prices may generate increased base business management and incentive fees (ex. "Lost Revenue Opportunity" of $60M).

EXPAND PRIVATE CAPITAL VEHICLES

- Increasing levels of investment allocations to alternatives, including real estate.
- Leverage joint venture relationships to support future acquisitions.
- Strategic relationship building with private capital offers cross-selling opportunities and could facilitate future allocations to new product launches and new real estate sectors.

UTILIZE RMR'S BALANCE SHEET

- Deploy balance sheet to seed and/or coinvest in new ventures, which could expand our number of clients.
- Possible strategic partnerships and team lift-outs.
- Identify possible strategic acquisition targets in real estate private equity.

22

THE RMR GROUP

23 APPENDIX4000 Principio Pkwy, North East, MD

CORPORATE STRUCTURE OVERVIEW



Public Shareholders
(15.4 million shares of Class A common stock)
ABP Trust
(Adam Portnoy)(1)
92.9%
7.1%
THE RMR GROUP INC.
(Nasdaq: RMR)
47.5%
52.5%
THE RMR GROUP LLC



The RMR Group LLC
Economic Interest(2)
Public Shareholders
(15.4 million shares of Class A Common Stock)
48.8%
ABP Trust
(Adam Portnoy)
51.2%(1)

Note: All ownership percentages represent economic interest, and not voting interest, as of September 30, 2022.

1. Adam Portnoy is the sole trustee and an owner of ABP Trust. In addition to ownership of 1,000,000 shares of Class B-1 Common Stock, ABP Trust and Adam Portnoy collectively own 185,502 shares of Class A Common Stock of The RMR Group Inc. and 15,000,000 shares of Class B-2 Common Stock, which collectively provide them with 91.2% of the aggregate voting power of The RMR Group Inc.
2. The indirect economic interest in The RMR Group LLC is held through The RMR Group Inc.

24

25 DEFINITIONS AND ADDITIONAL NOTESActual Base Business Management Fee: Actual base business management fees paid, which was based on the average market capitalization for each Managed Equity REIT when the average market capitalization was lower than the historical cost of real estate assets forthe applicable month.AUM:The calculation of assets under management primarily includes: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and the Managed Private Real Estate Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of the Managed OperatingCompanies, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans heldfor investment at SEVN. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Managed Private Real Estate Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation.Maximum Base Business Management Fee: The base business management fee calculated on the basis of historical cost of real estate assets.Continued on next page.

26 DEFINITIONS AND ADDITIONAL NOTES CONT.Non-GAAP Measures:Several non-GAAP measures are referenced in this presentation, including EBITDA, Adjusted EBITDA, Distributable Earnings and Adjusted EBITDA Margin. The RMR Group Inc. considers EBITDA, Adjusted EBITDA, Distributable Earnings and Adjusted EBITDA Margin to be appropriate supplemental measures of its operating performance, along with net income, net income attributable to The RMR Group Inc. and netincome margin. These measures should be considered in conjunction with net income and net income attributable to The RMR Group Inc. as presented in The RMR Group Inc.’s consolidated statements of income. •EBITDA is defined as net income, plus income tax expense, depreciation and amortization. •Adjusted EBITDA is calculated as EBITDA, adjusted for other asset amortization, operating expenses paid in the form of The RMR Group Inc.’s common shares, straight-line office rent, the unrealized gain/loss on equity method investments accounted for under the fair value option, separation costs,transaction and acquisition related costs, certain compensation adjustments, net of reimbursements, distributions from equity method investments and incentive business management fees earned, if any.•Adjusted EBITDA margin is the ratio of Adjusted EBITDA to our contractual management and advisory fees, excluding any incentive business management fees.•Distributable Earnings is calculated as Adjusted EBITDA less amounts payable for tax obligations.Termination Fee Calculation:The $1.8billion total estimated termination fee is the sum of the termination fees calculated under each of the applicable business and property management agreements based on the following assumptions: (a) assumed termination date of September 30, 2022; (b) for the Managed Equity REITs, monthly future fees were based on actual fees earned by RMR over the 12 months preceding the assumed termination date divided by twelve and, for purposes of determining present value, the monthly future fees were discounted using a rate equal to 1/12th of the sum of the applicable Treasury Rate for that future month plus 300bps; and (c) for TA and ALR average annual fees are generally based on actual fees earned over the 24 months preceding the assumed termination date divided by two. Additionally, in the event the management agreement is terminated by SEVN without a cause event or by Tremont Realty Capital LLC for a material breach, SEVN will be required to pay Tremont Realty Capital LLC a termination fee equal to (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to Tremont Realty Capital LLC during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination or, if such termination occurs within 24 months of its initial commencement, the base management fee and the incentive fee will be annualized for such two year period based on such fees earned by Tremont Realty Capital LLC during such period, plus (b) $1.6 million. In addition, the initial organizational costs related to Tremont Mortgage Trust's formation and the costs of its initial public offering and the concurrent private placement that Tremont Mortgage Trust had paid pursuant to its management agreement with Tremont Realty Capital LLC will be included in the “Termination Fee” under andasdefined in SEVN’s management agreement with Tremont Realty Capital LLC. No termination fee will be payable if the management agreement is terminated by SEVN for a cause event or by Tremont Realty Capital LLC without SEVN’s material breach.The estimated termination fee is presented for illustrative purposes only based on the assumptions described. Any actual termination fee may be higher or lower than the estimate depending on the actual calculation at the time, including then applicable fees, the then applicable discount rate and other factors.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(dollars in 000s)	Three Months Ended September 30, 2022		Fiscal Year Ended September 30, 2022	
Reconciliation of EBITDA and Adjusted EBITDA from Net Income:[1]				
Net income	$	27,322	$	77,468
Income tax expense		4,785		13,233
Depreciation and amortization		262		993
EBITDA		32,369		91,694
Other asset amortization		2,354		9,416
Operating expenses paid in the form of The RMR Group Inc.'s common shares		1,241		3,611
Separation costs		698		1,315
Transaction and acquisition related costs		132		132
Straight line office rent		(105)		(352)
Unrealized gain on equity method investments accounted for under the fair value option		(9,863)		(1,010)
Certain compensation adjustments, net of reimbursements		2,252		--
Distributions from equity method investments		426		841
Adjusted EBITDA	$	29,504	$	105,647
Calculation of Net Income Margin:				
Total management and advisory services revenues	$	51,721	$	199,980
Net Income	$	27,322	$	77,468
Net Income Margin		52.8%		38.7%
Calculation of Adjusted EBITDA Margin:[1]				
Contractual management and advisory fees (excluding incentive business management fees, if any)[2]	$	54,075	$	209,396
Adjusted EBITDA	$	29,504	$	105,647
Adjusted EBITDA Margin		54.6%		50.5%
Calculation of Distributable Earnings :[3]				
Adjusted EBITDA	$	29,504	$	105,647
Less: Tax distributions to members[4]		(8,312)		(30,281)
Distributable Earnings	$	21,192	$	75,366
Common share distributions	$	11,400	$	44,330

See footnotes on the following pages.

27

THE RMR GROUP

28 1.EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures calculated as presented in the tables above. The RMR Group Inc. considers EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin to be appropriate supplemental measures of its operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. The RMR Group Inc. believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as those outlined in the tables above, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with The RMR Group Inc.’s historical operating performance and with the performance of other asset management businesses. In addition, The RMR Group Inc. believes that providing Adjusted EBITDA Margin may help investors assess The RMR Group Inc.’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive business management fees, if any). EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to The RMR Group Inc. or net income margin as an indicator of The RMR Group Inc.’s financial performance or as a measure of The RMR Group Inc.’s liquidity. Other asset management businesses may calculate EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin differently than The RMR Group Inc. does.2.Contractual management and advisory fees are the base business management fees, property management fees and advisory fees The RMR Group Inc. or its subsidiaries earns pursuant to its management agreements. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for the three months ended September 30, 2022, or $9,416 for the fiscal year ended September 30, 2022, required to be recognized as a reduction to management services revenues in accordance with GAAP.Continued on next page. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES CONT.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES CONT.

3. Distributable Earnings is a non-GAAP financial measure calculated as presented in the table above. The RMR Group Inc. considers Distributable Earnings to be an appropriate measure of its operating performance, along with net income attributable to The RMR Group Inc. The RMR Group Inc. believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors The RMR Group Inc.'s Board of Directors considers when determining the amount of dividends to its shareholders. Other asset management businesses may calculate Distributable Earnings differently than The RMR Group Inc. does.

4. Under the RMR LLC operating agreement, RMR LLC is required to make quarterly pro rata cash distributions to The RMR Group Inc. and its noncontrolling interest based on each's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For the three months and fiscal year ended September 30, 2022, RMR LLC made required quarterly tax distributions as follows:

	Three Months Ended September 30, 2022	Fiscal Year Ended September 30, 2022
RMR LLC tax distributions to The RMR Group Inc.	$ 4,381	$ 15,940
RMR LLC tax distributions to non-controlling interest	3,931	14,341
Total RMR LLC tax distributions to members	$ 8,312	$ 30,281

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THE RMR GROUP

ILLUSTRATIVE CALCULATION OF INCENTIVE FEES FROM MANAGED EQUITY REITS

The incentive fee is equal to twelve percent (12%) of the product of the Equity Market Capitalization (as defined in the applicable agreement) and the amount by which the Total Return per share exceeds the Benchmark Return per share for each Managed Equity REIT, and the return of the Managed Equity REIT must be positive. This incentive fee is subject to a cap. For example, the calculation of the 2018 annual incentive fee earned from SVC in fiscal Q1 2019 was calculated as follows (amounts in 000s, except share and per share data):

Measurement Period:		
Begin Date		1/1/2016
End Date		12/31/2018
Incentive fee calculation:		
Weighted shares outstanding[1]		161,611,989
Weighted share price at beginning of measurement period[1]	$	26.44
Equity Market Capitalization	$	4,273,021
Total return % in excess of benchmark return % or adjusted benchmark return %		10.46 %
Product	$	446,958
Contractual percentage		12.00 %
Incentive fee calculation	$	53,635
Total return in excess of benchmark return calculation:		
Weighted share price at beginning of measurement period[1]	$	26.44
Final share price at end of measurement period[2]		26.49
Change		0.05
Weighted dividends declared during the measurement period[1]		6.11
Total return per share	$	6.16
Weighted total return %[1]		23.58%
Benchmark total return %[1]		13.12%
Total return % in excess of benchmark return %		10.46%
Maximum incentive fee calculation:		
Total shares at end of measurement period		164,441,709
Percentage		1.50 %
Subtotal	$	2,466,626
Final share price at end of measurement period[2]	$	26.49
Incentive Fee cap	$	65,341
Incentive fee payable (lessor of calculated amount or maximum fee)	**$**	**53,635**

1. Weighted amounts are adjusted for net additional common shares issued during the Measurement Period.
2. The average closing price for the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the Measurement Period.

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THE RMR GROUP

31 EXPLANATION OF RMR INC.’S GAAP EFFECTIVE TAX RATERMRLLC is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, RMRLLC is generally not subject to U.S. federal andmoststate income taxes. Any taxable income or loss generated by RMRLLC is passed through to and included in the taxable income or loss of its members, including RMRInc. and ABP Trust. RMR Inc. is a corporation subject to U.S. federal and state income tax with respect to our allocatable share of any taxable income of RMRLLC. The following is an illustration calculating RMR Inc.’s effective tax rate as of September 30, 2022: Federal Statutory Rate 21.0 % Blended State Statutory Rate 5.6 % Effective Tax Rate 26.6 % RMR Inc. Ownership Percentage in RMR LLC 52.5 % RMR Inc.'s Effective Tax Rate, on Consolidated Taxable Income 14.0 % Permanent difference related to executive compensation limits 0.6 % Total 14.6% 31

32 ILLUSTRATIVE CALCULATION OF NONCONTROLLING INTERESTABP Trust owns 15,000,000 redeemable Class A Units of RMR LLC, representing 47.5% of the economic interest of RMR LLC as of September 30, 2022, which is presented as a noncontrolling interest in RMR Inc.’s consolidated financial statements. Three Months Ended September 30, 2022Income before income tax expense$32,107Add: RMR Inc. franchise tax expense and interest income83Net income before noncontrolling interest32,190Less: noncontrolling interest (15,322)Net income attributable to RMR Inc. before income tax expense16,868Less: income tax expense attributed to RMR Inc.(4,785)Less: RMR Inc. franchise tax expense and interest income(83)Net income attributable to RMR Inc.$12,00032

33 INVESTOR PRESENTATIONDecember2022